Fellow Shareholders:

                                                                December 9, 2002

THE YEAR IN REVIEW

     The year ended October 31, 2002, was not easy to navigate. A relentless series of difficult events undermined the performance of the stock markets throughout the 12 months, even as the economy began a slow recovery. However, signs of improving market conditions began to emerge at the end of this period and we believe stocks, at current prices, offer considerable potential.

     At the beginning of the fiscal year, the nation was reeling from the aftermath of the September 11th terrorist attacks. The shock of those attacks overwhelmed the nation, hurting the travel and insurance industries, as well as the financial services sector to some degree. Federal spending increased for homeland security and the war in Afghanistan, leading to a strain on the federal budget.

     By January, the headlines were filled with news of corporate and accounting scandals at large, once-respected companies, including Tyco, Enron, WorldCom and Global Crossing. Some of the troubles at these companies can be traced to the drop of the Nasdaq beginning in the year 2000, while others were the result of specific and unique events within each company. Together, the scandals left investors questioning the health of many corporations.

     Meanwhile, investors grappled with international unease brought about first by the U.S. war in Afghanistan and later by evidence of al Qaeda's continued presence throughout the world. By the fall, worries over the U.S.'s intentions in Iraq caused further unsettled feelings about the future.

     As this 12-month period began, the nation was already confronting a slow, shallow recession triggered partially by the meltdown in the once booming technology sector. With the exception of strong auto sales at the end of October 2001, retail sales in the latter half of the calendar year were weak, with year-over-year December sales increasing at the lowest rate since 1997. Also, unemployment rates began to move higher, industrial production continued to contract, and consumer confidence was low.

     However, the economy's health gradually regained strength as 2002 progressed. Low interest rates helped. Last December the Federal Reserve cut short-term interest rates to 1.75%, the lowest level in more than 40 years. The Fed's actions rippled into the economy in the form of lower mortgage rates and lower interest rates on credit cards and auto loans, giving a lift to consumer spending. Home sales, for instance, remained strong throughout most of the year.

     Overall, the economy was strong in 2002, growing at an annual rate of 2.5% as defined by the U.S. Gross Domestic Product (GDP). The unemployment rate was above 5.5% throughout the year, but it did not break 6%, which is unusual for a recession. Businesses, hit hard by accounting issues and declining stock prices, tended to be more conservative in their expenditures. But their conservatism had positive results: businesses were able to be much more productive with their existing workforce. Productivity, or the rate of output per hour worked, was up at an annual rate of 5.1% in the third quarter, continuing a trend that began in the fourth quarter of 2001. We credit this increase to the widespread use of information technologies, which is allowing businesses to operate more efficiently.

     For most of the fiscal year, the stock markets shrugged off any good news. The Dow Jones Industrial Average fell 6% in the 12 months ended October 31, to 8397, bouncing up some after hitting a five-year low of 7286 on October 9. The S&P 500 was down 15% for the period, while the Nasdaq Composite fell 21%. During some quarters, the markets performed worse than they had since 1972. Meanwhile, investors fled to the safety of U.S. Treasury securities, pushing the yield on the 10-year note down to 3.58% on October 9, the lowest level in 40 years; the yield rose to 3.91% by October 31, down from 4.22% a year earlier.

Portfolio Matters

     Spectra Fund fell 24.68% in the 12 months ended October 31, 2002, while the Russell 3000 Growth Index fell 19.74%. More than 30% of Spectra's holdings are health care stocks and performance in this sector has been mixed, most notably among biotechnology stocks, yet we believe long-term prospects for health care companies are excellent. After struggling in the first half of the year, two of our biotech holdings, Gilead Sciences and IDEC Pharmaceuticals, posted double-digit returns in the third quarter. The economy's strength is coming largely from consumer spending, so we increased our holdings in consumer stocks. Performance of these stocks however, has been uneven, with some retailers and consumer service businesses doing better than others. Consumer staple companies fared worse during the year, so we were fortunate to be underweighted in this sector. We have reduced our position in the once booming information technology sector as stocks of these companies continue to fall from weak earnings and thin demand for their highly competitive products. Although we were light on financial stocks and industrial stocks for the year, the portfolio still suffered from weakness in these industries. It also was hurt by a slight overweighting in energy stocks.

Looking Ahead

     As we move into 2003, we believe the economy will grow at a steady 2% to 3% rate, similar to this past year. Strong post-Thanksgiving retail sales are a sign that consumers are willing to spend again, although housing sales are beginning to weaken. If there are surprises in the economy, they are likely to be surprises on the upside.

     The threat of further terrorism, as well as war with Iraq, looms, but we have lived amid such unsettling conditions before. In the `50s and `60s, our nation was under constant threat of nuclear attack, yet our economy continued to grow and the markets performed well.

     The year ahead is likely to be marked by continuing consolidation among corporations, particularly among technology companies. Consolidation is only natural following a period rich with innovation such as we had in the '90s. As this happens, we will look for some companies to assume market leadership. We enter 2003 with companies that have cleaner balance sheets and more reasonable earnings estimates. These factors should help restore investor confidence.

     The current level of stock prices offers many opportunities for the first time in a while. We base this belief on the relationship between stock prices, the earnings yield of stocks and interest rates of "risk-free" Treasury bonds. Currently, the earnings yield is about twice the bond yield, or 200%, compared with a more typical ratio of 75%. This means stocks offer a higher prospect of long-term returns than risk-free bonds. Whether or not the market is growing robustly, we believe there are substantial gains to be made over the long term with stocks at these prices.

     Respectfully submitted,

     /s/ Dan C. Chung


     Dan C. Chung
     Chief Investment Officer

--------------------------------------------------------------------------------
SPECTRA FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED) $10,000 HYPOTHETICAL INVESTMENT IN CLASS N SHARES FROM JULY 1, 1992 TO OCTOBER 31, 2002.
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                   Spectra Fund            Russell 3000               S&P 500
                      Class N              Growth Index                Index
                     ---------             ------------               -------
7/1/92                 10,000                 10,000                  10,000
6/30/93                12,366                 10,976                  11,366
6/30/94                14,533                 10,955                  11,526
6/30/95                22,128                 14,247                  14,529
10/31/95               25,198                 15,503                  15,629
10/31/96               28,392                 18,780                  19,394
10/31/97               35,902                 24,347                  25,623
10/31/98               41,985                 29,311                  31,260
10/31/99               68,294                 39,247                  39,283
10/31/2000             72,533                 43,095                  41,677
10/31/2001             46,277                 26,140                  31,297
10/31/2002             34,855                 20,979                  26,571


ENDING VALUE SPECTRA FUND CLASS N: $34,855

ENDING VALUE RUSSELL 3000 GROWTH INDEX: $20,979

ENDING VALUE S&P 500 INDEX: $26,571


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares, the Russell 3000 Growth Index and the S&P 500 Index on July 1, 1992. During the period from July 1, 1992 through February 11, 1996, the Fund operated as a closed-end investment company. The figures for Spectra Fund, the Russell 3000 Growth Index (an unmanaged index of common stocks) and the S&P 500 Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Spectra Fund Class A shares will vary from the results shown above due to the sale charge on Class A shares. Effective October 31, 1994, Spectra Fund changed its fiscal year end from June 30 to October 31. The Fund has changed its comparative index to the Russell 3000 Growth Index. Fund management believes this index more closely represents the stocks in which the Fund normally invests.

              PERFORMANCE COMPARISON                                  PERFORMANCE COMPARISON
              AS OF OCTOBER 31, 2002                                  AS OF OCTOBER 31, 2002

                          AVERAGE ANNUAL RETURNS                     AVERAGE ANNUAL RETURNS
                          1          5         10                               1     SINCE INCEPTION
                        YEAR       YEARS      YEARS                           YEAR    (JULY 1, 2000)
----------------------------------------------------     --------------------------------------------
Class N               (24.68%)    (0.59%)     12.74%     Class A+           (29.01%)      (33.01%)
Russell 3000                                             Russell 3000
  Growth Index        (19.74%)    (2.93%)      7.07%       Growth Index     (19.74%)      (29.77%)
S&P 500 Index         (15.10%)     0.73%       9.89%     S&P 500 Index      (15.10%)      (18.02%)

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES.

Spectra Fund
Schedule of Investments
October 31, 2002

  Shares    Common Stocks--88.6%                                       Value
 ---------                                                         ------------
            AEROSPACE & DEFENSE--1.1%
  47,800    Alliant Techsystems Inc.*+ ........................    $  2,875,170
                                                                   ------------
            BANKS--3.0%
  70,200    Fifth Third Bancorp ...............................       4,457,700
  77,500    GreenPoint Financial Corp. ........................       3,376,675
                                                                   ------------
                                                                      7,834,375
                                                                   ------------
            BEVERAGES--.8%
  86,170    Constellation Brands, Inc. Cl. A* .................       2,182,686
                                                                   ------------
            BIOTECHNOLOGY--6.3%
 221,900    Gilead Sciences, Inc. * ...........................       7,708,806
 184,950    IDEC Pharmaceuticals Corporation*+ ................       8,511,399
                                                                   ------------
                                                                     16,220,205
                                                                   ------------
            COMMERCIAL SERVICES & SUPPLIES--6.0%
  56,400    Apollo Group, Inc. Cl. A* .........................       2,340,600
  50,850    BISYS Group, Inc. (The)* ..........................         910,215
 118,400    Career Education Corporation* .....................       4,749,024
 300,250    Concord EFS, Inc.* ................................       4,287,570
  92,300    First Data Corporation ............................       3,224,962
                                                                   ------------
                                                                     15,512,371
                                                                   ------------
            DIVERSIFIED FINANCIALS--3.4%
  72,900    Citigroup Inc. ....................................       2,693,655
  58,720    SLM Corporation ...................................       6,032,893
                                                                   ------------
                                                                      8,726,548
                                                                   ------------
            ENERGY EQUIPMENT & SERVICES--.6%
   5,400    BJ Services Company* ..............................         163,782
  21,080    Cooper Cameron Corporation* .......................         982,750
  11,700    Nabors Industries Ltd.* ...........................         409,149
                                                                   ------------
                                                                      1,555,681
                                                                   ------------
            FOOD & DRUG RETAILING--.9%
  69,500    Walgreen Co. ......................................       2,345,625
                                                                   ------------
            HEALTH CARE EQUIPMENT & SUPPLIES--6.5%
  80,200    Alcon, Inc.* ......................................       3,289,804
 143,900    Boston Scientific Corporation* ....................       5,414,957
  92,610    St. Jude Medical, Inc.* ...........................       3,297,842
  27,200    Varian Medical Systems, Inc.* .....................       1,311,584
  87,595    Zimmer Holdings, Inc.* ............................       3,610,665
                                                                   ------------
                                                                     16,924,852
                                                                   ------------
            HEALTH CARE PROVIDERS & SERVICES--10.8%
 102,500    AmerisourceBergen Corporation .....................    $  7,292,875
 114,300    Anthem, Inc.* .....................................       7,200,900
 117,800    HCA Inc. ..........................................       5,123,122
 110,400    Tenet Healthcare Corporation* .....................       3,174,000
  68,000    WellPoint Health Networks Inc.* ...................       5,114,280
                                                                   ------------
                                                                     27,905,177
                                                                   ------------
            HOTELS, RESTAURANTS & LEISURE--4.8%
 151,840    Brinker International, Inc.* ......................       4,310,738
  17,800    International Game Technology* ....................       1,338,738
  60,400    Mandalay Resort Group* ............................       1,708,716
  85,650    MGM MIRAGE* .......................................       2,663,715
  76,100    Wendy's International, Inc. .......................       2,410,848
                                                                   ------------
                                                                     12,432,755
                                                                   ------------
            HOUSEHOLD DURABLES--1.0%
 139,800    D.R. Horton, Inc.+ ................................       2,693,946
                                                                   ------------
            INFORMATION TECHNOLOGY
              CONSULTING & SERVICES--2.9%
 165,750    Affiliated Computer Services, Inc. Cl. A* .........       7,632,788
                                                                   ------------
            INSURANCE--2.2%
  81,700    AFLAC Incorporated ................................       2,486,948
 103,200    Willis Group Holdings Limited* ....................       3,157,920
                                                                   ------------
                                                                      5,644,868
                                                                   ------------
            INTERNET & CATALOG RETAIL--2.0%
  84,000    eBay Inc.*+ .......................................       5,312,160
                                                                   ------------
            INTERNET SOFTWARE & SERVICES--.6%
  23,745    Hotels.com Cl. A*+ ................................       1,480,501
                                                                   ------------
            LEISURE EQUIPMENT & PRODUCTS--.9%
 125,500    Mattel, Inc. ......................................       2,304,180
                                                                   ------------
            MEDIA--3.3%
  25,200    Gannett Co., Inc. .................................       1,913,436
  34,940    New York Times Company, Cl. A (The) ...............       1,691,445
  60,500    Tribune Company ...................................       2,907,025
  44,200    Viacom Inc. Cl. B* ................................       1,971,762
                                                                   ------------
                                                                      8,483,668
                                                                   ------------

Spectra Fund
Schedule of Investments (Continued)
October 31, 2002

  Shares    Common Stocks (Continued)                                  Value
 ---------                                                         ------------
            MULTILINE RETAIL--3.3%
 185,500    Dollar Tree Stores, Inc.* .........................    $  4,876,795
  70,855    Wal-Mart Stores, Inc.# ............................       3,794,285
                                                                   ------------
                                                                      8,671,080
                                                                   ------------
            PHARMACEUTICALS--9.6%
  25,800    Allergan, Inc. ....................................       1,404,810
  48,000    Forest Laboratories, Inc.* ........................       4,703,520
  90,300    Johnson & Johnson .................................       5,305,125
 241,155    Pfizer Inc. .......................................       7,661,494
  38,700    Teva Pharmaceutical Industries Ltd. ADR ...........       2,996,541
  81,600    Wyeth .............................................       2,733,600
                                                                   ------------
                                                                     24,805,090
                                                                   ------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.4%
  86,100    Intersil Corporation Cl. A* .......................       1,462,839
 115,900    Marvell Technology Group Ltd.*+# ..................       1,878,739
  90,000    Maxim Integrated Products, Inc.* ..................       2,865,600
                                                                   ------------
                                                                      6,207,178
                                                                   ------------
            SOFTWARE--6.6%
  96,400    Intuit Inc.* ......................................       5,005,088
 150,550    Microsoft Corporation*# ...........................       8,049,909
 157,600    Take-Two Interactive
            Software, Inc.*+ ..................................       4,062,928
                                                                   ------------
                                                                     17,117,925
                                                                   ------------
            SPECIALTY RETAIL--7.9%
 231,800    Abercrombie & Fitch Co. Cl. A* ....................       4,130,676
  92,400    Bed Bath & Beyond, Inc.* ..........................       3,276,504
 265,800    Limited Brands ....................................       4,165,086
  64,200    Lowe's Companies, Inc. ............................       2,679,066
  58,800    Michaels Stores, Inc.* ............................       2,643,648
 102,600    PETsMART, Inc.* ...................................       1,960,686
  83,200    Pier 1 Imports, Inc. ..............................       1,568,320
                                                                   ------------
                                                                     20,423,986
                                                                   ------------
            TEXTILES, APPAREL & LUXURY GOODS--1.7%
  40,900    Jones Apparel Group, Inc.* ........................    $  1,416,776
  63,900    NIKE, Inc. Cl. B ..................................       3,015,441
                                                                   ------------
                                                                      4,432,217
                                                                   ------------
            Total Common Stocks
              (Cost $237,585,758) .............................     229,725,032
                                                                   ------------
 PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS--15.5%
----------
              U.S. GOVERNMENT & AGENCY OBLIGATIONS--8.5%
$22,000,000   Federal Home Loan Banks, 1.50%, 11/1/02
              (Cost $22,000,000) ..............................      22,000,000
                                                                   ------------
            OTHER SHORT-TERM
  Shares      INVESTMENTS--7.0%
----------
18,276,456  Securities Lending Quality Trust
              (Cost $18,276,456)(b) ...........................      18,276,456
                                                                   ------------
            Total Short-Term Investments
              (Cost $40,276,456) ..............................      40,276,456
                                                                   ------------

            Total Investments--104.1%
              (Cost $277,862,214) .............................     270,001,488
                                                                   ------------

Contracts   CALL OPTIONS WRITTEN--(.1%)
----------
     250    Marvell Technology Group Ltd.,
              Expiring 11/02 @ $15.00* ........................         (55,000)
     300    Microsoft Corporation,
              Expiring 11/02 @ $50.00* ........................        (129,000)
     200    Wal-Mart Stores, Inc.,
              Expiring 12/02 @ $60.00* ........................          (9,000)
                                                                   ------------

            Total Call Options Written
              (premiums received $165,995)
              (Note 3(b)) .....................................        (193,000)
                                                                   ------------
Total Investments, Net of Call Options
  Written (Cost $277,696,219)(a) .....................   104.0%     269,808,488
Liabilities in Excess of Other Assets ................    (4.0)     (10,466,223)
                                                         -----     ------------
Net Assets ...........................................   100.0%    $259,342,265
                                                         =====     ============

----------
*   Non-income producing security.

+   Securities partially or fully on loan.

#   Portion of the security is pledged as collateral for call options written.

(a) At October 31, 2002, the net unrealized depreciation on investments and written options, based on cost for federal income tax purposes of $281,039,541, amounted to $11,231,053 which consisted of aggregate gross unrealized appreciation of $13,272,123 and aggregate gross unrealized depreciation of $24,503,176.

(b) Represents investment of cash collateral received for securities on loan.

                       See Notes to Financial Statements.

Spectra Fund
Statement of Assets and Liabilities
October 31, 2002

ASSETS:
  Investments in securities, at value
    (cost $277,862,214), see accompanying
    schedule of investments ........................               $270,001,488
  Cash .............................................                     24,433
  Receivable for investment securities sold ........                  6,310,870
  Receivable for shares of beneficial
    interest sold ..................................                  4,286,099
  Dividends receivable .............................                     42,549
  Prepaid expenses .................................                     68,109
                                                                   ------------
      Total Assets .................................                280,733,548
LIABILITIES:
  Call options written, at value (premiums
    received $165,995), see accompanying schedule
    of investments ................................. $    193,000
  Payable for securities loaned ....................   18,276,456
  Payable for investment securities purchased ......      743,695
  Payable for shares of beneficial interest
    redeemed .......................................    1,615,918
  Investment advisory fees payable .................      326,440
  Shareholder servicing fees payable ...............       54,407
  Transfer agent fees payable ......................       77,253
  Trustees' fees payable ...........................        3,883
  Accrued expenses .................................      100,231
                                                     ------------
      Total Liabilities ............................                 21,391,283
                                                                   ------------
NET ASSETS .........................................               $259,342,265
                                                                   ============
NET ASSETS CONSIST OF:
  Paid-in capital ..................................               $599,915,242
  Undistributed net investment income
    (accumulated loss) .............................                         --
  Undistributed net realized gain
    (accumulated loss) .............................               (332,685,246)
  Net unrealized appreciation (depreciation) of
    investments and written options ................                 (7,887,731)
                                                                   ------------
NET ASSETS .........................................               $259,342,265
                                                                   ============
Class A
  Net Asset Value Per Share ........................               $       4.76
                                                                   ============
  Offering Price Per Share .........................               $       5.05
                                                                   ============
Class N
  Net Asset Value and Offering Price Per Share .....               $       4.76
                                                                   ============
Shares of beneficial interest outstanding--Note 5
   Class A .........................................                  1,412,656
                                                                   ============
   Class N .........................................                 53,043,966
                                                                   ============

                       See Notes to Financial Statements.

Spectra Fund
Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:
  Income:
    Interest .......................................               $    445,668
    Dividends ......................................                  1,263,494
                                                                   ------------
      Total Income .................................                  1,709,162
  Expenses:
    Investment advisory fees--Note 2(a) ............  $  5,586,657
    Shareholder servicing fees--Note 2(e) ..........       931,110
    Transfer agent fees ............................       469,255
    Custodian fees .................................        54,875
    Registration fees ..............................        40,036
    Trustees' fees .................................        46,000
    Professional fees ..............................        35,424
    Miscellaneous ..................................       205,730
                                                      ------------
      Total Expenses ...............................                  7,369,087
                                                                   ------------
NET INVESTMENT LOSS ................................                 (5,659,925)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND WRITTEN OPTIONS:
Net realized loss on investments and
  written options ..................................  (108,707,361)
Net change in unrealized appreciation
  (depreciation) on investments and
   written options .................................    22,538,754
                                                      ------------
      Net realized and unrealized loss on
        investments and written options ............                (86,168,607)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................               $(91,828,532)
                                                                   ============

                       See Notes to Financial Statements.

Spectra Fund
Statements of Changes in Net Assets

                                                                           Year Ended        Year Ended
                                                                           October 31,       October 31,
                                                                              2002              2001
                                                                          -------------     -------------
Net investment loss ....................................................  $  (5,659,925)    $  (5,957,390)
Net realized loss on investments and written options ...................   (108,707,361)     (210,741,922)
Net change in unrealized appreciation (depreciation)
  on investments and written options ...................................     22,538,754       (81,577,507)
                                                                          -------------     -------------
    Net decrease in net assets resulting from operations ...............    (91,828,532)     (298,276,819)
Distributions to shareholders:
  Net realized gains
    Class A ............................................................             --        (1,037,067)
    Class N ............................................................             --       (49,987,230)
                                                                          -------------     -------------
      Total distributions to shareholders ..............................             --       (51,024,297)
                                                                          -------------     -------------
Increase (decrease) from shares of beneficial interest transactions:
  Class A ..............................................................     (3,547,428)        6,525,867
  Class N ..............................................................    (82,092,519)     (111,256,992)
                                                                          -------------     -------------
Net decrease from shares of beneficial interest transactions--Note 5 ...    (85,639,947)     (104,731,125)
                                                                          -------------     -------------
      Total decrease in net assets .....................................   (177,468,479)     (454,032,241)
Net assets:
  Beginning of year ....................................................    436,810,744       890,842,985
                                                                          -------------     -------------
  End of year (including accumulated net investment losses of
    $0 and $26,872,639, respectively) ..................................  $ 259,342,265     $ 436,810,744
                                                                          =============     =============

                       See Notes to Financial Statements.

                       (This page intentially left blank)

Spectra Fund
Financial Highlights
For a share outstanding
throughout the period

                                                                                           Class A (i)
                                                                       --------------------------------------------------------
                                                                          Year                Year         Four Months
                                                                          Ended               Ended            Ended
                                                                       October 31,         October 31,      October 31,
                                                                          2002                2001                2000
                                                                       --------------------------------------------------------
Net asset value, beginning of period ................................  $     6.32          $    10.63          $    12.28
                                                                       --------------------------------------------------------
Net investment loss .................................................       (0.09)(iii)         (0.08)(iii)         (0.02)
Net realized and unrealized gain (loss) on investments
  and written options ...............................................       (1.47)              (3.60)              (1.63)
                                                                       --------------------------------------------------------
Total from investment operations ....................................       (1.56)              (3.68)              (1.65)
Distributions from net realized gains ...............................          --               (0.63)                 --
                                                                       --------------------------------------------------------
Net asset value, end of period ......................................  $     4.76          $     6.32          $    10.63
                                                                       ========================================================
Total Return (not annualized) .......................................      (24.68%)(iv)        (36.20%)(iv)        (13.44%)(iv)
                                                                       ========================================================
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) .........................  $    6,722          $   12,951          $   14,711
                                                                       ========================================================
  Ratio of expenses to average net assets (annualized) ..............        1.98%               1.88%               1.82%
                                                                       ========================================================
  Ratio of net investment loss to average net assets (annualized) ...       (1.52%)             (1.03%)             (1.05%)
                                                                       ========================================================
  Portfolio Turnover Rate ...........................................      172.25%             114.75%             118.82%
                                                                       ========================================================

----------
(i)   Initially offered July 1, 2000.

(ii) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 23, 1999.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Does not reflect the effect of any sales charge.

                       See Notes to Financial Statements.

                                   Class N(ii)
--------------------------------------------------------------------------------


                             Year Ended October 31,
--------------------------------------------------------------------------------
   2002               2001               2000           1999          1998
--------------------------------------------------------------------------------

$     6.32         $    10.63         $    10.76     $     6.65    $     5.74
--------------------------------------------------------------------------------
     (0.09)(iii)        (0.08)(iii)        (0.08)         (0.07)        (0.02)

     (1.47)             (3.60)              0.88           4.22          0.98
--------------------------------------------------------------------------------
     (1.56)             (3.68)              0.80           4.15          0.96
        --              (0.63)             (0.93)         (0.04)        (0.05)
--------------------------------------------------------------------------------
$     4.76         $     6.32         $    10.63     $    10.76    $     6.65
================================================================================
    (24.68%)           (36.20%)             6.21%         62.66%        16.94%
================================================================================
$  252,620         $  423,860         $  876,132     $  548,656    $  193,039
================================================================================
      1.98%              1.88%              1.82%          1.85%         1.96%
================================================================================
     (1.52%)             (.99%)            (1.29%)        (1.52%)       (1.24%)
================================================================================
    172.25%            114.75%            118.82%        102.54%       190.74%
================================================================================

Spectra Fund
Notes to Financial Statements

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

     The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. At October 31, 2002,

Spectra Fund
Notes to Financial Statements (Continued)

the value of securities loaned and collateral received thereon were $18,010,640 and $18,276,456, respectively.

(f) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income and distributions from capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or paid-in capital, depending on the type of book/tax differences that may exist.

At October 31, 2002, the Fund reclassified $32,532,564 from undistributed net investment income (accumulated loss) and $6,317,887 from undistributed net realized gain (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(g) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required. At October 31, 2002, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $329,341,924 and expires in 2009 and 2010.

(h) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(i) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2002, the Fund incurred fees of approximately $441,000 for services provided by Alger Services and reimbursed Alger Services approximately $28,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS--During the year ended October 31, 2002, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $1,290,608 in connection with securities transactions.

(d) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(e) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

(a) During the year ended October 31, 2002, purchases and sales of investment securities, excluding short-

Spectra Fund
Notes to Financial Statements (Continued)

term securities, aggregated $607,290,436 and $692,288,032,  respectively.

(b) As of October 31, 2002, portfolio securities valued at $3,080,350 were held in escrow by the custodian to cover call options written by the Fund.

Transactions in options written during the year ended October 31, 2002, were as follows:

                                                      Number of        Premiums
                                                      Contracts        Received
                                                      --------        ---------
Call options outstanding at October 31, 2001 ......          --       $      --
Call options written ..............................       2,250         507,737
Call options expired or exercised .................      (1,500)       (341,742)
                                                         ------       ---------
Call options outstanding at October 31, 2002 ......         750       $ 165,995
                                                         ======       =========

NOTE 4--LINES OF CREDIT:

      The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2002, the Fund had borrowings which averaged $115,014 at a weighted average interest rate of 2.34%.

NOTE 5--SHARE CAPITAL:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

     During the year ended October 31, 2002, transactions of shares of beneficial interest were as follows:

Class A:                                             Shares           Amount
                                                  -----------      ------------
Shares sold ....................................    1,935,985      $ 12,909,732
Shares redeemed ................................   (2,572,315)      (16,457,160)
                                                  -----------      ------------
Net decrease ...................................     (636,330)     $ (3,547,428)
                                                  ===========      ============

Class N:                                             Shares           Amount
                                                  -----------      ------------
Shares sold ....................................   16,557,995      $103,432,444
Shares redeemed ................................  (30,560,799)     (185,524,963)
                                                  -----------      ------------
Net decrease ...................................  (14,002,804)     $(82,092,519)
                                                  ===========      ============

     During the year ended October 31, 2001, transactions of shares of beneficial interest were as follows:

Class A:                                             Shares           Amount
                                                  -----------      ------------
Shares sold ....................................    3,241,243      $ 24,582,399
Dividends
  reinvested ...................................      113,855           974,601
Shares redeemed ................................   (2,690,506)      (19,031,133)
                                                  -----------      ------------
Net increase ...................................      664,592      $  6,525,867
                                                  ===========      ============

Class N:

Shares sold ....................................   26,829,010     $ 209,587,329
Dividends
  reinvested ...................................    5,619,334        48,101,499
Shares redeemed ................................  (47,838,845)     (368,945,820)
                                                  -----------     -------------
Net decrease ...................................  (15,390,501)    $(111,256,992)
                                                  ===========     =============

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS:

      During the year ended October 31, 2002, there were no distributions paid and for the year ended October 31, 2001, distributions paid from long-term capital gains were $51,024,297.

     As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ..................................  $         --
Undistributed long-term gain ...................................  $         --
Capital loss carryforward ......................................  $(329,341,924)
Unrealized appreciation (depreciation) .........................  $ (11,231,053)

      The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees of Spectra Fund:

We have audited the accompanying statement of assets and liabilities of Spectra Fund, including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for the period then ended were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                  ERNST & YOUNG LLP



New York, New York
December 13, 2002

Change in the Fund's certifying accountant

      In December 2001, the Board of Trustees of the Fund selected Arthur Andersen LLP ("Andersen") as its independent public accountant for the fiscal year ended October 31, 2002. At a special meeting held on July 3, 2002, the Board of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, elected to terminate the appointment of Andersen in light of recent events involving that firm and selected Ernst & Young LLP as the Fund's independent public accountant for the 2002 fiscal year. The decision to change accountants was approved by the Fund's Audit Committee.

      Andersen's reports on the Fund's financial statements for the Fund's two most recent fiscal years prior to the fiscal year ended October 31, 2002 contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Fund, The Alger American Fund, The Alger Institutional Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                         Number of Portfolios
                                                                                                          in the Alger Fund
                                                                                              Trustee          Complex
Name, Age, Position with                                                                       and/or     which are Overseen
  the Fund and Address                         Principal Occupations                       Officer Since      by Trustee
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (67)        Chairman of the Board and President of Alger Associates,          1974              22
  Chairman of the Board       Inc. ("Associates"), Fred Alger & Company,
  and President               Incorporated ("Alger Inc."), Alger Management, Alger
                              Properties, Inc. ("Properties"), Alger Shareholder
                              Services, Inc. ("Services"), Alger Life Insurance
                              Agency, Inc. ("Agency"), Fred Alger International Advisory
                              S.A. ("International"), and the five funds in the Alger
                              Fund Complex; Chairman of the Boards of Alger SICAV
                              ("SICAV") and Analysts Resources, Inc. ("ARI").

James P. Connelly, Jr. (39)   Executive Vice President of Alger Inc; Vice Chairman of           2001               16
  Vice Chairman of the        the Boards of four of the five funds in the Alger Fund
  Board                       Complex; Director of International and SICAV, Executive
                              Vice President and Director of Alger National Trust
                              Company ("Trust").

Dan C. Chung (40)             Chief Investment Officer of Alger Management;                     2001               16
  Trustee                     Executive Vice President and Director of Associates,
                              Alger   Management,    Alger   Inc.,   Properties,
                              Services,  Agency,  International,  ARI and Trust;
                              Trustee/ Director of four of the five funds in the
                              Alger Fund Complex.

                                                                                                          Number of Portfolios
                                                                                                           in the Alger Fund
                                                                                                Trustee          Complex
Name, Age, Position with                                                                         and/or    which are Overseen
  the Fund and Address                               Principal Occupations                   Officer Since      by Trustee
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
Stephen E. O'Neil (70)                Attorney; Private investor since 1981; Director of          1972              22
  Trustee                             NAHC, Inc. and Brown-Forman Corporation; Trustee/
  200 East 66th Street                Director of the five funds in the Alger Fund Complex;
  New York, NY 10021                  formerly of Counsel to the law firm of Kohler & Barnes;
                                      formerly Director of Syntro Corporation.

Charles F. Baird, Jr. (49)            Managing Partner of North Castle Partners, a private        2000              16
  Trustee                             equity securities group; Chairman of Equinox, Leiner
  183 East Putnam Avenue              Health Products, Elizabeth Arden Day Spas, Grand
  Greenwich, CT 06830                 Expeditions and EAS; Trustee/Director of four of the
                                      five funds in the Alger Fund Complex. Formerly Managing
                                      Director of AEA Investors, Inc.

Roger P. Cheever (57)                 Associate Dean of Development, Harvard University;          2000              16
  Trustee                             Trustee/Director of four of the five funds in the Alger
  124 Mount Auburn Street             Fund Complex. Formerly Deputy Director of the
  Cambridge, MA 02138-5762            Harvard College Fund.

Lester L. Colbert, Jr. (68)           Private investor; Trustee/Director of four of the five      2000              16
  Trustee                             funds in the Alger Fund Complex. Formerly Chairman of the
  551 Fifth Avenue                    Board and Chief Executive Officer of Xidex Corporation.
  Suite 3800
  New York, NY 10176

Nathan E. Saint-Amand, M.D. (64)      Medical doctor in private practice; Co-Partner Fishers      1986              22
  Trustee                             Island Partners; Member of the Board of the Manhattan
  2 East 88th Street                  Institute; Trustee/Director of the five funds in the Alger
  New York, NY 10128                  Fund Complex. Formerly Co-Chairman Special Projects
                                      Committee of Memorial Sloan Kettering.

                                                                                                           Number of Portfolios
                                                                                                            in the Alger Fund
                                                                                                Trustee          Complex
Name, Age, Position with                                                                         and/or     which are Overseen
  the Fund and Address                        Principal Occupations                          Officer Since      by Trustee
-------------------------------------------------------------------------------------------------------------------------------
B. Joseph White (55)          President, William Davidson Institute at the University of          1999              22
  Trustee                     Michigan Business School; William K. Pierpont Collegiate
  701 Tappan Street, D2253    Professor, University of Michigan Business School; Director,
  Ann Arbor, MI 48109         Gordon Food Service; Trustee and Chair, Audit Committee,
                              Equity Residential  Properties Trust; Director and
                              Chair,  Compensation  Committee,  Kelly  Services,
                              Inc.;  Trustee/Director  of the five  funds in the
                              Alger Fund Complex.

OFFICERS

Gregory S. Duch (51)          Executive Vice President, Treasurer and Director of                 1989             N/A
  Treasurer                   Alger Inc., Alger Management, Properties and Associates;
                              Executive  Vice  President  and  Treasurer of ARI,
                              Services  and Agency;  Treasurer  and  Director of
                              International;  Treasurer of the five funds in the
                              Alger  Fund  Complex.  Chairman  of the  Board  of
                              Trust.

Dorothy G. Sanders (47)       Senior Vice President, General Counsel and Secretary of             2000             N/A
  Secretary                   Alger, Inc., General Counsel and Secretary of Associates,
                              Agency, Properties, Services, ARI and Alger Management;
                              Secretary of International, and the five funds in the Alger
                              Fund Complex. Formerly Senior Vice President, Fleet
                              Financial Group.

Frederick A. Blum (48)        Senior Vice President of Alger Management; Assistant                1996             N/A
  Assistant Secretary and     Treasurer and Assistant Secretary of the five funds in the
  Assistant Treasurer         Alger Fund Complex. Director, Executive Vice President
                              and Treasurer of Trust.

Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger, Inc. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

SPECTRA FUND

111 Fifth Avenue
2nd Floor
New York, NY 10003
(800) 711-6141
www.alger.com

BOARD OF TRUSTEES

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Dan C. Chung
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
2nd Floor
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

SAR102


                                                                    SPECTRA FUND



                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2002


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